UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ________________________________________________________________________
FORM 8-K

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018
 ________________________________________________________________________
CHESAPEAKE LODGING TRUST
(Exact name of registrant as specified in its charter)
 ________________________________________________________________________

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 625 Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (571) 349-9450
Not Applicable
(Former name or former address, if changed since last report)
 ________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
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Item 5.07.     Submission of Matters to a Vote of Security Holders.
Chesapeake Lodging Trust (the "Trust") held its annual meeting of shareholders on June 14, 2018 (the "2018 Annual Meeting"). The voting results on the proposals considered at the 2018 Annual Meeting are provided below.
Proposal 1
As previously reported, George F. McKenzie resigned from the Board of Trustees of the Trust (the “Board”) and determined not to stand for re-election at the 2018 Annual Meeting. The voting results on the proposal to elect the seven nominees that have agreed to stand for re-election or election to the Board were as follows:

				Broker
	For	Against	Abstain	Non-Vote
James L. Francis	56,083,483	48,405	7,627	1,933,717
Douglas W. Vicari	52,348,340	2,513,662	1,277,513	1,933,717
Thomas A. Natelli	56,085,188	47,104	7,223	1,933,717
Angelique G. Brunner	56,087,789	45,157	6,569	1,933,717
Thomas D. Eckert	56,074,365	57,727	7,423	1,933,717
John W. Hill	55,936,625	195,667	7,223	1,933,717
Jeffrey D. Nuechterlein	55,935,479	196,813	7,223	1,933,717
Proposal 2
The voting results on the proposal to ratify the appointment of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2018 were as follows:

			Broker
For	Against	Abstain	Non-Vote
57,684,804	384,575	3,853	—
Proposal 3
The voting results on the proposal to amend and restate the Trust’s Equity Plan to, among other things, (1) increase the total number of shares for the Trust’s common shares authorized and reserved for issuance under the Equity Plan by 1,250,000 shares; (2) modify the definitions relating to Relative Shareholder Return, Adjusted Hotel EBITDA, and Adjusted EBITDA insofar as those business criteria might be relevant, for federal income tax purposes or otherwise, to the Compensation Committee in establishing performance goals for future awards to be granted under the Equity Plan; and (3) extend the term of the Equity Plan to the tenth anniversary of shareholder approval of the amendment and restatement of the Equity Plan, were as follows:

			Broker
For	Against	Abstain	Non-Vote
54,775,530	1,342,788	21,197	1,933,717
Proposal 4
The voting results on the non-binding advisory resolution to approve the Trust’s executive compensation program as reported in the Trust’s 2018 proxy statement were as follows:

			Broker
For	Against	Abstain	Non-Vote
54,765,805	1,327,876	45,834	1,933,717

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 14, 2018	CHESAPEAKE LODGING TRUST

		By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer